Exhibit 99.2

Fourth Quarter 2015 Earnings Presentation

Forward Looking Statements 2 When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: changes in interest rates and the market value of MFA’s MBS; including changes in the prepayment rates on the mortgage loans securing MFA’s MBS; credit risks underlying MFA’s assets, including; changes in the default rates and management’s assumptions regarding default rates on the mortgage loans securing MFA’s Non-Agency MBS and as related to MFA’s residential whole loan portfolio; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; implementation of or changes in government regulations or programs affecting MFA’s business; MFA's estimates regarding taxable income the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on Non-Agency MBS and the extent of prepayments, realized losses and changes in the composition of MFA's Agency MBS and Non-Agency MBS portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA's Board of Directors and will depend on, among other things, MFA's taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as the Board deems relevant; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended (or the Investment Company Act), including statements regarding the Concept Release issued by the SEC relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are in engaged in the business of acquiring mortgages and mortgage-related interests; MFA’s ability to successfully implement its strategy to grow its residential whole loan portfolio; expected returns on our investments in non-performing residential whole loans (NPLs), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e.g., taxes, insurance, maintenance expenses, etc. on the underlying property) and the amount ultimately realized upon resolution of the asset; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that MFA files with the Securities and Exchange Commission, could cause MFA’s actual results to differ materially from those projected in any forward-looking statements it makes. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Executive Summary In this low interest rate environment, we continue to generate attractive returns from residential credit mortgage assets. In the fourth quarter we generated EPS of $0.19 and dividend per share of $0.20. MFA continued to grow its credit sensitive loan portfolio and its 3 year step-up RPL/NPL securities portfolio in response to attractive investment opportunities. 3

4 Time Period Annualized MFA Shareholder Return (1) Since 2000 14.2% 10 Year 13.5% 5 Year 9.3% Through Volatile Markets and Both Interest Rate and Credit Cycles, MFA has Generated Strong Long Term Returns to Investors (1) As of 12/31/15 assuming reinvestment of dividends

Invest in high value-added assets Generate returns from investment in credit sensitive residential mortgage assets MFA’s credit assets continue to perform well. Legacy Non-Agency MBS Credit Reserve was reduced $41.1 million in 2015. Acquire assets with less interest rate sensitivity 73% of MFA MBS are adjustable, hybrid or step-up Net portfolio duration of 0.59 Maintain staying power and the ability to invest in distressed, less liquid markets Permanent equity capital Debt to Equity Ratio of 3.4x is low enough to accommodate potential changes in marks. Historically MFA was able to invest while many investors were concerned about capital outflows and potential mark-to-market losses. Our market capitalization is relevant as to how we are perceived by investors, counterparties and the residential mortgage industry. 5 2016 MFA Strategy

Fourth Quarter Investment Update We have continued to identify and acquire credit sensitive residential mortgage assets that generate earnings without materially increasing MFA’s overall interest rate exposure. $ in Millions 6 December 31, 2015 September 30, 2015 Fourth Quarter Change December 31, 2014 2015 Change Re-performing and Non-performing Loans $895 $777 $118 $351 $544 3 Year Step-up RPL/NPL Securities $2,626 $2,487 $139 $2,008 $618 Credit Risk Transfer Securities $184 $150 $34 $108 $76 Legacy Non-Agency MBS $3,795 $4,037 ($242) $4,661 ($866) Agency MBS $4,752 $5,020 ($268) $5,904 ($1,152)

MFA’s Yields and Spreads Remain Attractive 7 Fourth Quarter 2015 Third Quarter 2015 Yield on Interest Earning Assets 4.15% 4.05% Net Interest Rate Spread 2.22% 2.24% Debt Equity Ratio 3.4x 3.3x EPS $0.19 $0.20

Yields and Spreads by Asset Type 8 Quarter Ended December 31, 2015 Asset Yield/Return Cost of Funds Net Spread Debt/Net Equity Ratio Agency MBS 2.04% (1.17)% 0.87% 8.06x Non-Agency MBS 7.64% (2.90)% 4.74% 1.90x RPL/NPL MBS 3.70% (1.81)% 1.89% 3.81x RPL Whole Loans 5.96%(1) (2.64)% 3.32% 0.33x NPL Whole Loans (2) (3.14)% (2) 2.06x Net of 69 bps of servicing costs Residential whole loans held at fair value produce GAAP income/loss based on changes in fair value in the current period and therefore results will vary on a quarter to quarter basis. The company expects to realize returns over time on these investments of 5-7%.

Distributable Income / Items Expected to Impact Future Taxable Income 9 As of December 31, 2015 MFA had undistributed REIT taxable income of $0.02 per share. Items expected to significantly impact future taxable income (though not GAAP income) over the next two quarters include: Re-securitization unwind completed in mid February is expected to increase taxable income by an amount currently estimated to be approximately $0.19 per share. Countrywide Settlement is expected to increase taxable income. Estimated impact approximately $0.05 per share

MFA’s Interest Rate Sensitivity Remains Below 1.0, as Measured by Net Duration 10 Assets Market Value Average Coupon Duration Non-Agency ARMs (12 months or less MTR) $2,527 2.85% 0.5 Non-Agency Hybrid (13-48 MTR) $ 237 4.93% 1.0 NPL/RPL Securities $2,626 3.71% 0.4 Non-Agency Fixed Rate $1,214 5.81% 3.0 Residential Whole Loans $ 913 4.58% 2.3 Agency ARMs (12 months or less MTR) $1,744 2.56% 0.6 Agency ARMs (12-120 MTR) $1,227 3.13% 1.9 Agency 15 Year Fixed Rate $1,781 3.09% 3.4 Cash, Cash Equivalents & Principal Receivable $ 238 0.0 TOTAL ASSETS $12,506 1.41 Hedging Instruments Notional Amount Duration Swaps (Less than 3 years) $1,050 -1.8 Swaps (3-10 years) $2,000 -4.3 TOTAL HEDGES $3,050 -3.4 Net Duration 0.59

FHLB Membership 11 On January 20, 2016, FHFA adopted a final rule (effective 2/19/16) revising its regulations governing FHLBank membership, excluding captive insurance companies. For captives (such as MFA Insurance) gaining membership after September 12, 2014, this FHLBank membership will terminate after one year (2/19/17) . No new advances or renewal of advances can be made to these members after 1/20/16. MFA Insurance had $1.5 billion of advances (using Agency MBS as collateral) as of the publication of this final rule and these have been reduced to $1.2 billion at present. Remaining advances must be repaid by 2/19/17. MFA’s Agency prepayments have averaged approximately $75 million per month, so we expect approximately $900 million of Agency runoff over the next year.

While Economic Growth Rate is Uncertain there are Many Positive Fundamentals for Residential Mortgage Credit and Home Prices 12 Strong Fundamental and Technical Support for Residential Credit assets and Home Prices Continued home price appreciation (nationally and locally) Sales of existing homes rose 6.5% in 2015 to 5.26 million* Available listings of existing homes are down 3.8% from a year ago* Fewer US homes in foreclosure (as % of homes with mortgages) Seriously delinquent (90+ days) US mortgages continue to decline Underwater homes (negative equity) down 21% in 2015 vs 2014** *National Association of Realtors **CoreLogic

Continued Growth in Credit Sensitive Loan Portfolio 13 Re-Performing and Non-Performing Loan Portfolio $ in Millions At today’s market prices, re-performing and non-performing residential mortgage loans generate higher yields than residential MBS. Residential whole loans are qualifying interests for purposes of REIT qualification and 1940 Act Exemption. Significant expected supply Emphasis on credit performance rather than interest rate sensitivity Dec 31, 2015 Sept 30, 2015 June 30, 2015 March 31, 2015 Dec 31, 2014 $895 $777 $429 $387 $351

14 Utilizes the same residential mortgage credit expertise we have employed in Legacy Non-Agency MBS since 2008. Ability to oversee servicing decisions (loan modifications, short sales, etc.) to produce better NPV outcomes. As of December 31, 2015, MFA held $895.1 million of loans: $271.8 million of primarily re-performing loans at purchase, held at carrying value $623.3 million of primarily non-performing loans at purchase, held at fair value MFA has obtained financing of $487.7 million through three different warehouse borrowing facilities. MFA actively manages its loan portfolio through in-house asset management professionals and utilizes third-party special servicers. Credit Sensitive Residential Whole Loans: Growing Asset Class for MFA

Fourth Quarter RPL/NPL MBS Holdings 15 Short Duration Deal structures generally contain a coupon step-up of 300 basis points at 36 months or sooner. Issuer can call bonds after 12 months. We expect that the securities will be redeemed prior to the step-up date. Low Credit Risk Average credit enhancement (CE) for the portfolio is 49% of unpaid principal balance (UPB) as of December 31, 2015 Subordinate bonds receive no principal or interest until senior bonds have been paid off. Fair Value $mm Net Coupon Months to Step-Up Current Credit Support Original Credit Support 3 Month Average Bond CPR Re-Performing MBS $ 491 3.69% 18 47% 40% 24.4% Non-Performing MBS $ 2,135 3.71% 24 49% 48% 20.7% Total RPL/NPL MBS $ 2,626 3.71% 23 49% 47% 21.5%

LTV Breakdown of Non-Delinquent Mortgage Loans Underlying MFA’s Legacy Non-Agency MBS 16 These loans are up to date on all required mortgage payments Underlying loans are ten years seasoned on average Source: CoreLogic Data as of December 31, 2015 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 <= 60% 61- 80% 81- 90% 91-100% 101-110% 111-125% > 125% $ In Millions LTV

Summary 17 We continue to utilize our expertise to identify and acquire attractive credit sensitive residential mortgage assets. We substantially grew our holdings of credit sensitive mortgage loans and 3 Year step-up RPL/NPL securities in 2015. Our credit sensitive assets continue to perform well. MFA is well positioned for changes in monetary policy and/or interest rates.

18 Additional Information

Book Value Down Approximately 3% Primarily Due to Slightly Weaker Legacy Non-Agency Prices 19 Book value per common share as of 9/30/15 $ 7.70 Net income available to common shareholders 0.19 Common dividend declared during the quarter (0.20) Net change attributable to Agency MBS (0.10) Net change attributable to Non-Agency MBS and CRT securities (0.22) Net change in value of swap hedges 0.10 Book value per common share as of 12/31/15 $ 7.47

Fourth Quarter Non-Agency MBS Impact on MFA Book Value (1) 20 Impact Per Share Impact of change in market prices ($0.14) Realized gains from asset sales: Reallocation from OCI to Retained Earnings ($0.03) Discount Accretion: Primarily income in excess of coupon on Non-Agency MBS purchased at a discount. This income increases amortized cost and lowers unrealized gains ($0.06) Principal Paydowns $0.05 Realized Credit Losses ($0.04) Total ($0.22) (1) Does not include impact of swap hedges.